Exhibit 10.13

Patent License Agreement

Licensor: Lai Jianhui

Address: No. 24, Shuiwei, Xitou Village, Qiling Xiang, Pinghe County, Fujian Province

Licensee: Zhengxing Wheel Group Co., Ltd.

Address: Right side, 73km stake, North Circle Road State Highway 319, Zhangzhou, Fujian Province

Lai Jianhui, being the legal owner of the following patents:

No.	Patent Certificate No.	Name of Design	Patent No.	Patent Owner
1	237755	Signboard (3) 标志牌(3)	ZL 01342939.6	Lai Jianhui
2	351205	Packing strap (steel wheel – 4) 包扎带(钢圈-4)	ZL 033460620	Lai Jianhui
3	338820	Section steel 型钢	ZL 03316154.2	Lai Jianhui
4	342197	Steel wheel 钢圈	ZL 03316153.4	Lai Jianhui
5	330925	Packing strap (steel wheel) (2) 包扎带(钢圈)(2)	ZL 03316151.8	Lai Jianhui
6	357775	Packing strap (steel wheel) (1) 包扎带(钢圈)(1)	ZL 03316150X	Lai Jianhui
7	356170	Packing strap (steel wheel – 3) 包扎带(钢圈-3)	ZL 033460639	Lai Jianhui
8	457636	Nameplate (0401) 标牌(0401)	ZL 200430107914.5	Lai Jianhui
9	457627	Nameplate (0402) 标牌(0402)	ZL 200430107913.0	Lai Jianhui
10	457643	Nameplate (0403) 标牌(0403)	ZL 200430107908.X	Lai Jianhui
11	457669	Nameplate (0401-1) 标牌(0401-1)	ZL 200430107915.X	Lai Jianhui
12	459202	Nameplate (0402-1) 标牌(0402-1)	ZL 200430107912.6	Lai Jianhui
13	457697	Nameplate (0403-1) 标牌(0403-1)	ZL 200430107909.4	Lai Jianhui
14	493019	Signboard (0404) 标志牌(0404)	ZL 200430107910.7	Lai Jianhui
15	478289	Display rack (0404-1) 陈列架(0404-1)	ZL 200430107911.1	Lai Jianhui
16	478321	Nameplate (0405) 标牌(0405)	ZL 200430107917.9	Lai Jianhui
17	457682	Nameplate (0405-1) 标牌(0405-1)	ZL 200430107916.4	Lai Jianhui

No.	Patent Certificate No.	Name of Utility Model	Patent No.	Patent Owner
1	615470	Wheel disc of automotive steel wheel 汽车钢圈的轮辐	ZL 03221470.7	Lai Jianhui
2	618632	Steel wheel 钢圈	ZL 03221464.2	Lai Jianhui
3	619772	Steel wheel packing case 钢圈包装件	ZL 03221463.4	Lai Jianhui
4	627182	Radiating steel wheel disc 具有散热作用的钢圈轮辐	ZL 03259030.X	Lai Jianhui
5	713390	Tire-friendly wheel rim 保胎型轮辋	ZL 03259871.8	Lai Jianhui
6	713198	Tire-friendly reinforced wheel rim 保胎型加强轮辋	ZL 03259870.X	Lai Jianhui
7	674923	Widened wheel rim 加宽轮辋	ZL 03259914.5	Lai Jianhui
8	675679	Section steel of wheel rim with increased width 加大腰宽的轮辋型钢	ZL 03277359.5	Lai Jianhui
9	641873	Undercut-free tubeless wheel 护边型无內胎车轮	ZL 03277843.0	Lai Jianhui
10	642063	Undercut-free tubeless wheel with coolants 具有冷却剂的护边型无內胎车轮	ZL 03277844.9	Lai Jianhui
11	643528	Reinforced tubeless wheel 加强型无內胎车轮	ZL 03252353.X	Lai Jianhui
12	666098	Tubeless wheel 无內胎车轮	ZL 2003 2 0120344.3	Lai Jianhui
13	666271	Tubeless wheel with reinforced connection between wheel disc and rim 轮辐与轮辋连接加强的无內胎车轮	ZL 2003 2 0120345.8	Lai Jianhui
14	666464	Tubeless wheel with combined wheel disc 组合式轮辐的无內胎车轮	ZL 2003 2 0120346.2	Lai Jianhui
15	672498	Reinforced wheel rim of light-duty automotives 轻型车的加强轮辋	ZL 200420024221.4	Lai Jianhui
16	678172	Wheel rim having expansion formed ribs 具有胀形成形凸筋的轮辋	ZL 200420024413.5	Lai Jianhui
17	733105	Multi-piece reinforced wheel rim 多件式加强轮辋	ZL 200420079980.0	Lai Jianhui
18	786102	New-type inlaid brake drum 新型镶式制动鼓	ZL 200420118568.5	Lai Jianhui

No.	Patent Certificate No.	Name of Utility Model	Patent No.	Patent Owner
19	785783	Embedded brake drum 嵌式制动鼓	ZL 200420118566.6	Lai Jianhui
20	795026	Inlaid brake drum 镶式制动鼓	ZL 200420118569.X	Lai Jianhui
21	798999	One new type of inlaid brake drum 一种新型的镶式制动鼓	ZL 200420118567.0	Lai Jianhui
22	742358	Multifunctional tool for removal of wheel locking ring 多功能拆卸车轮挡圈工具	ZL 200420118260.0	Lai Jianhui
23	743471	New section steel for 15ºDC tubeless wheel rim 15ºDC无內胎车轮轮辋用的新型型钢	ZL 200420118268.7	Lai Jianhui
24	743327	Section steel for 15ºDC tubeless wheel rim 15ºDC无內胎车轮轮辋用型钢	ZL 200420118267.2	Lai Jianhui
25	757103	Tire removing rod 拆胎棒	ZL 200420118261.5	Lai Jianhui
26	757254	Tubeless wheel tire installing tool 无內胎车轮装胎工具	ZL 200420118262.X	Lai Jianhui
27	757398	Portable tire removing tool of tubeless wheels 便携式无內胎车轮轮胎拆胎工具	ZL 200420118263.4	Lai Jianhui
28	758368	Portable supplemental inflator of tubeless wheel 便携式无內胎车轮辅助充气机	ZL 200420118259.8	Lai Jianhui
29	867043	Combinational wheel 组合式车轮	ZL 200520019173.4	Lai Jianhui
30	794116	15ºDC tubeless wheel modified rim 15ºDC无內胎车轮改型轮辋	ZL 200520019175.3	Lai Jianhui
31	793366	Tire-friendly locking ring section steel 护胎型挡圈型钢	ZL 200520019171.5	Lai Jianhui
32	793918	New section steels for 15ºDC wheel rim 15ºDC车轮轮辋用的新型型钢	ZL 200520019174.9	Lai Jianhui
33	793547	Double-channel rim of 15ºDC wheel 15ºDC车轮的双糟底轮辋	ZL 200520019172.X	Lai Jianhui
34	794959	Tire-friendly wheel 护胎型车轮	ZL 200520019169.8	Lai Jianhui
35	794743	Reinforced and tire-friendly wheel rim section steel 加强及护胎型轮辋型钢	ZL 200520019168.3	Lai Jianhui

No.	Patent Certificate No.	Name of Utility Model	Patent No.	Patent Owner
36	794530	Reinforced and tire-friendly wheel 加强及护胎型车轮	ZL 200520019167.9	Lai Jianhui
37	794308	One type of reinforced and tire-friendly 7.00 wheel 一种加强及护胎型7.00车轮	ZL 200520019166.4	Lai Jianhui
38	794112	One type of reinforced and tire-friendly 7.00 wheel rim section steel 一种加强及护胎型7.00轮辋型钢	ZL 200520019165.X	Lai Jianhui
39	793730	One type of reinforced and tire-friendly 7.00 locking ring section steel 一种加强及护胎型7.00挡圈型钢	ZL 200520019163.0	Lai Jianhui
40	811146	Tire-friendly wheel rim section steel 护胎型轮辋型钢	ZL 200520019170.0	Lai Jianhui
41	917169	One type of automatic balancer of automotive wheels 一种汽车车轮用的自动平衡器	ZL 200520019176.8	Lai Jianhui
42	803709	Wheel rim 车轮轮辋	ZL 200520073169.6	Lai Jianhui
43	801753	Wheel rim section steel 车轮轮辋型钢	ZL 200520073170.9	Lai Jianhui
44	802193	Bead-seat-reinforced wheel rim section steel 胎圈座加强的轮辋型钢	ZL 200520073172.8	Lai Jianhui
45	801994	Bead-seat-reinforced wheel rim 胎圈座加强的轮辋	ZL 200520073171.3	Lai Jianhui
46	812450	Modified wheel 改型车轮	ZL 200520110475.2	Lai Jianhui
47	811963	Radiating reinforced wheel disc 散热加强型车轮轮辐	ZL 200520110473.3	Lai Jianhui
48	812214	Modified wheel rim section steel 车轮用改型轮辋型钢	ZL 200520110474.8	Lai Jianhui
49	826269	New-type automotive section steel wheels 新型汽车型钢车轮	ZL 200520122073.4	Lai Jianhui
50	826496	New-type wheel rim section steel 新型车轮轮辋型钢	ZL 200520122074.9	Lai Jianhui
51	861087	One type of 15ºDC tubeless wheel rim 一种15ºDC无內胎车轮轮辋	ZL 200520142290.X	Lai Jianhui
52	881941	New-type reinforced tubeless wheel 新式加强型无內胎车轮	ZL 200620008245.X	Lai Jianhui

No.	Patent Certificate No.	Name of Utility Model	Patent No.	Patent Owner
53	881677	Reinforced tubeless wheel 加强型无內胎车轮	ZL 200620008244.5	Lai Jianhui
54	902236	Undercut-free reinforced tubeless wheel 护边加强型无內胎车轮	ZL 200620070757.9	Lai Jianhui
55	944897	Tubeless wheel with a round pipe to avoid undercuts 圆管护边的无內胎车轮	ZL 200620073247.7	Lai Jianhui
56	937753	One type of wheel rim of circular wheel flange for 15º DC tubeless wheel 一种15º DC无內胎车轮大圆弧状轮缘的轮辋	ZL 200620123862.4	Lai Jianhui
57	943272	One type of wheel rim of S-shaped wheel flange for 15º DC tubeless wheel 一种15º DC无內胎车轮S形轮缘的轮辋	ZL 200620123861.X	Lai Jianhui
58	943920	One type of wheel rim of flat-topped circular wheel flange for 15º DC tubeless wheel 一种15º DC无內胎车轮平顶圆弧状轮缘的轮辋	ZL 200620123863.9	Lai Jianhui
59	944180	One type of wheel rim of arched wheel flange for 15º DC tubeless wheel 一种15º DC无內胎车轮拱形轮缘的轮辋	ZL 200620123864.3	Lai Jianhui
60	984622	New-type 15º DC deep-grooved magnetic wheel 新型15º DC深槽磙型车轮	ZL 200620166599.7	Lai Jianhui
61	984265	New-type 5º DC deep-grooved magnetic wheel 新型5º DC深槽磙型车轮	ZL 200620166598.2	Lai Jianhui
62	1021326	New-type section steel of tubeless wheel rim 无內胎车轮轮辋用的新型型钢	ZL 200720002587.5	Lai Jianhui
63	1021325	One new type of tubeless wheel of section steels 一种新型无內胎型钢车轮	ZL 200720002585.6	Lai Jianhui
64	1021327	Section steels of tubeless wheel rim 无內胎车轮轮辋用型钢	ZL 200720002586.0	Lai Jianhui
65	1026787	Tubeless wheel of section steels 无內胎型钢车轮	ZL 200720002584.1	Lai Jianhui
66	1124207	Wheel rim forming machine 车轮轮辋滚型机	ZL 200720008773.X	Lai Jianhui

No.	Patent Certificate No.	Name of Utility Model	Patent No.	Patent Owner
67	1081774	Integrated tubeless wheel with outlaid inflating valve 气门嘴外置一件式无內胎车轮	ZL 200720008774.4	Lai Jianhui
68	1186262	Reinforced wheel rim body with irregularly colored coatings 具有异色涂层的加强型轮辋体	ZL 200820101824.8	Lai Jianhui

No.	Patent Certificate No.	Name of Invention	Patent No.	Patent Owner
1	457560	Tire-friendly wheel rim 保胎型轮辋	ZL 03131762.6	Lai Jianhui

Hereby agree to license Zhengxing Wheel Group Co., Ltd. to use the foregoing patents free of charge within the license period. This Patent License Agreement shall remain valid from June 1, 2009 until May 31, 2019.

Lisenser: /s/ Lai Jianhui

June 1, 2009